EXHIBIT 10.1
Translated From Japanese

                 MEMORANDUM CONCERNING MAIL ORDER SUPPORT MONEY

IA Partners (hereinafter called First Party) and American Family Life Assurance Company of Columbus (hereinafter called Second Party) for strengthening First Party's sales of the insurance of Second Party, when Second Party pays First Party mail order support money in fiscal year 2008, this memorandum is concluded in agreement with the following matters.

ARTICLE 1ST (PURPOSE OF MAIL ORDER SUPPORT MONEY)

To First Party from Second Party, the mail order support is done aiming to set up and to manage the booth (making ten seats per booth, hereinafter called Priority Booth) in which it gives priority to the agency business of Second Party for First Party to acquire the policy contract of Second Party as follows.

o Jul. ~ Aug. 2009: *-booth

o Sep. 2008 ~ Jan. 2009: *-booth

o Feb. ~ Aug. 2009: *-booth

ARTICLE 2ND (PAYMENT OF MAIL ORDER SUPPORT MONEY)

1. To First Party from Second Party, the support money (hereinafter called Mail Order Support Money) of * (including consumption tax) per booth is paid every month between from July 2008 to Aug. 2008.

2. Second Party to First Party, after confirming the installation and the management of Priority Booth were done based on the report of First Party; Second Party pays the mail order support money by the end of next month of the management month by transferring to the bank account of the First Party name that First Party specifies. The transfer charge shall be paid by First Party.

ARTICLE 3RD (CONFIDENTIALITY)

1. First Party and Second Party observe the obligation of confidentiality provided in the agency business consignment contract, all information (hereinafter called Confidentiality) on the opponent including the existence of this memorandum is assumed to be a secret treatment, do not disclose and leak to third parties other than First Party and Second Party irrespective of the reason, and do not use for the purposes other than the target accomplishment of this memorandum. However, it shall exclude in case of the following each paragraph.

      (1)   When it obtains the opponent's approval by the document beforehand.

      (2) When the lawyer, the licensed tax accountant, and Audit Corporation, etc. that owe the confidentiality obligation in the law need it for this memo conclusion and the accomplishment.

[*] = CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS. OMITTED TEXT IS INDICATED BY AN "*".

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      (3)   When it is admitted that Second Party is objectively necessary in the examination etc. to receive the investment or the financing (however, the opponent who can disclose Second Party limits it to the person who owes the obligation of confidentiality by the contract with Second Party).

      (4) About the secret information that the disclosure is demanded based on the instruction and the demand of regulations or a court or a public organization in the law, when there is a legal obligation to disclose secret information concerned. (When the disadvantage that the administrative penalty, penal regulations, the compensation obligation to the violation of the obligation, and juridical additionally are not provided, and the case where juridical can be rejected the instruction and demand concerned are excluded.)

2. The person who takes part in information on the support concerned by own persons engaged is limited to the minimum requirement, First Party and Second Party is assumed to be the one to take the measures that do not disclose and leak excluding the person to whom concerned is limited.

ARTICLE 4TH (RELEASE OF THIS MEMORANDUM)

1. Although during the duration of this memorandum, Second Party can release all or parts of this memorandum after being notify First Party by the document by one month prior.

2. Not related to the rule in the preceding clause, when First Party corresponds one of the following each paragraph, Second Party can release all or parts of this memorandum without the notification at any time.

      (1) When First Party receive the cancellation or blotting out those who recruit it registration, the cancellation of business, the disposal of the stop etc. from the supervisory authority.

      (2) When the act of violating such as the violation of Insurance Business Law, violation of the protection of individual information method, violation of Financial Instruments Sales Law, and other law is done.

      (3) When the act of violating is done to the violation of the agency business consignment contract, the violation of the agency commission rule, this violation of This Special Contract, and the decision between other First Party and Second Party.

      (4) When ending due to cancelling the agency business consignment contract and others.

      (5) When the fraudulent means to Second Party and other foul deeds exist.

      (6) When the bill or the check that First Party is drawn or undertaken becomes dishonored or when it falls into the state of payment stop or insolvency.

      (7) When there is an attachment, provisional attachment or provisional disposition or when those statements are performed or when there is a coercive collection etc. of the statement of the auction or tax and public dues.

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      (8)   When there is a bankruptcy procedure beginning, a corporate reorganization procedure beginning, civil affairs rehabilitation proceedings beginning or special liquidation beginning, etc. or there is a statement about a procedure concerning these.

      (9) When dissolution is resolved or when it resolves to transfer all or important parts to do business to the third party.

      (10) When the reason to make the implementation of this memorandum difficult is caused by the disaster and the labor disturbance and others

      (11) Other than each paragraph the former, when Second Party admits that the change takes place in the property, confidence or the business etc. of First Party, and the implementation of this memorandum might become difficult.

ARTICLE 5TH (EFFECT OF RELEASE)

1. When this memorandum is released, Second Party doesn't pay First Party the mail order support money.

2. When this memorandum is released based on providing in the 2nd clause of the former article, and damage is caused in Second Party, First Party is assumed to be the one to owe the obligation to compensate for the damage caused in Second Party.

ARTICLE 6TH (PROHIBITION OF TRANSFER OF RIGHTS, ETC.)

Without prior approval by the document of Second Party, First Party shall not transfer or move the right based on this memorandum and obligation, and the position of this memorandum to the third party, or not supply to the purpose of the mortgage.

ARTICLE 7TH (ALTERATION OF CONTRACT)

The content of the description of this memorandum can be changed only according to the document with the signature and seal or the sign autograph of the person who has a right authority of First Party and Second Party.

ARTICLE 8TH (VALIDITY TERM)

The validity term of this memorandum shall be from July 1, 2008 to the end of April, 2009.

ARTICLE 9TH (CONTINUING ARTICLES)

Although the expiry of term and after the end of release, etc. of this memorandum, Article 3rd (Confidentiality), Article 5th (Effect of release),
Article 6th (Prohibition of transfer of rights, etc.), Article 10th (Mutual agreement of jurisdiction) and Article 11th (Separate conference) provided don't lose their validity.

ARTICLE 10TH (MUTUAL AGREEMENT OF JURISDICTION)

When the necessity of the filing of suit is caused in relation to this memorandum, First Party and Second Party agree on having Tokyo District Court and making it to the exclusive mutual agreement jurisdiction court of the first trial beforehand.

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ARTICLE 11TH (SEPARATE CONFERENCE)

About the matter not provided in this memorandum or the matter where the doubt is caused to this memorandum, First Party and Second Party follow the decision between First Party and Second Party of the agency business consignment contract, the agency commission rule and others. About the matter not provided even in these decisions or the matter where the doubt is caused, decide with sincerity after the conference agreement between First Party and Second Party.

ARTICLE 12TH (MAIL ORDER SUPPORT MONEY AFTER FISCAL YEAR 2009)

About the mail order support money after April of the fiscal year 2009, First Party and Second Party can decide after the separate conference and mutual agreement between First Party and Second Party.

As proof of this memorandum conclusion, two of this contract is made and First Party and Second Party with signature and seal have the one respectively.

FIRST PARTY:

/s/ Hideki Anan
Representative Director
IA Partners, Inc.
Nishi-Shinjuku Showa Building 11F,
1-13-12 Nishi-Shinjuku, Shinjuku-ku, Tokyo

SECOND PARTY:

/s/ Tohru Sotoji
President
American Family Life Assurance Company of Columbus
Shinjuku Mitsui Building
2-1-1, Nishi-Shinjuku, Shinjuku-ku, Tokyo

2008

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